Note 9 - Contingent Consideration	12 Months Ended
Dec. 31, 2023
Notes to Financial Statements
Business Combination Disclosure [Text Block]

9. Contingent Consideration

Pursuant to the Siemens Acquisition and the agreement dated September 2019, the Company had agreed to pay US$1,500,000 (equivalent to A$2,214,022) to Siemens within five days of Siemens achieving a pre-defined milestone. In an agreement dated June 2023 between Siemens and the Company, the Company is no longer required to pay this amount and therefore have measured the fair value of this liability as nil. This amount has been recognized as Other Income in the consolidated condensed statements of comprehensive income/(loss). See note 13 for further details.